Supplement to the Prospectus

This supplement is required by the state of Missouri

     The securities offered hereby may be considered to be speculative due to the Funds' ability to engage in short-term trading which may result in a high rate of portfolio turnover and correspondingly increased transaction and commission costs.

To be attached to the cover page of the Prospectus of Waddell & Reed Funds, Inc. Class B Shares dated December 2, 1995.

This supplement is dated January 23, 1996

WRS3000MO(1-96)

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Supplement to the Prospectus

This supplement is required by the state of Texas

     The Funds' total operating expenses are higher than those charged by most mutual funds with similar objectives.

To be attached to front cover page of the Prospectus of Waddell & Reed Funds, Inc. Class B Shares dated December 2, 1995.

This supplement is dated January 23, 1996

WRS3000TX(1-96)